Exhibit 10.3

                                                                July 25, 2007

Robert L. Levy
418 Wastena Terrace
Ridgewood, NJ 07450

RE:           Amendment to Executive Employment Agreement

Dear Mr. Levy:

On November 28, 2006, Robert L. Levy (“Executive”), and CharterMac Capital LLC (the “Company”) entered into an Executive Employment Agreement (the “Agreement”).  Whereas, pursuant to Section 10(b) of the Agreement, the Agreement may be amended by a written instrument signed by the Executive and the Company.  Effective as of the date hereof, the parties hereto wish to amend the Employment Agreement as provided herein.

THEREFORE, the parties, intending to be legally bound, agree as follows:

1.           Amendment of Agreement.  Section 3, entitled Compensation and Benefits, shall be amended to include the following paragraph and incorporated as section 3(j), entitled, Long Term Disability Insurance, and read as follows:

(j) Long Term Disability Amendment.  The Company shall also provide Executive with supplemental long term disability insurance which will provide Executive with a full disability benefit of Fifteen Thousand Dollars ($15,000.00) per month after an exclusion period of ninety (90) days and otherwise on substantially the same terms as are set forth on the attached Exhibit A (the “Disability Coverage”).  During the ninety (90) day exclusion period, the Company will pay Executive his full Salary.  Disability Coverage shall be provided in a manner which is most tax advantageous to the Executive, provided Executive cooperates fully in the implementation of any reasonable plan proposed by the Company to achieve such results.

Exhibit A attached hereto shall be incorporated as Exhibit A to the Agreement.

2.           Effect of Amendment.  The parties herby agree and acknowledge that except as provided in this Amendment, the Agreement remains in full force and effect and has not been modified in any other respect.

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IN WITNESS WHEREOF, the parties have executed this Agreement, Centerline Capital Group, Inc. and Centerline Holding Company acting by their respective duly authorized officers, effective as of the Effective Date.

CENTERLINE CAPITAL GROUP, INC.	EXECUTIVE:

By /s/ Marc D. Schnitzer	/s/ Robert L. Levy
Name: Marc D. Schnitzer	Name: Robert L. Levy
Title: Chief Executive Officer and President

CENTERLINE HOLDING COMPANY

By   /s/ Marc D. Schnitzer
     Name:  Marc D. Schnitzer
     Title:    Chief Executive Officer and President

EXHIBIT A

SUMMARY - DISABILITY INSURANCE TERMS

Total Monthly Benefit (with COLA):	$15,000.00

Beginning Date:	91st Day

Benefit Paid:	to age 65